SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                                February 4, 2004
                Date of Report (Date of Earliest Event Reported)


                               ROGERS CORPORATION
             [Exact name of Registrant as specified in its charter]


       Massachusetts                         1-4347                  06-0513860
(State or other jurisdiction of      (Commission File          (I.R.S. Employer
incorporation or organization)               Number)         Identification No.)


       One Technology Drive
       P.O. Box 188
       Rogers, Connecticut                                        06263-0188
(Address of principal executive offices)                          (Zip Code)


                                 (860) 774-9605
              (Registrant's telephone number, including area code)





Item 7.   Financial Statements and Exhibits


(c)      Exhibits


          99.1    Press Release, dated February 4, 2004, issued by Rogers
                  Corporation



Item 12.   Results of Operations and Financial Condition.

           In a Press Release dated February 4, 2004, the Registrant announced its fourth quarter and fiscal year 2003 results. The Registrant's Press Release is furnished herewith as Exhibit 99.1.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ROGERS CORPORATION
                                  (Registrant)


                                   By   /s/James M. Rutledge
                                        --------------------
                                   James M. Rutledge
                                   Vice President, Finance  and
                                   Chief Financial Officer

Date:  February 4, 2004